WAIVERS AND AGREEMENT
                          TO AMEND AND RESTATE
                          --------------------

     THIS WAIVERS AND AGREEMENT TO AMEND AND RESTATE (this "Agreement") made as of this 30th day of June, 1999, by and among CNL APF PARTNERS, LP, a Delaware limited partnership ("APF"), DENAMERICA CORP., a Georgia corporation ("DenAmerica"), and BLACK-EYED PEA U.S.A., INC., a Texas corporation ("BEP").

In addition, DENAM, INC., a Delaware corporation, ("DenAm") joins herein to acknowledge that it will execute certain of the Form Documents (as hereinafter defined) in connection with the Restatement (as hereafter defined) and as set forth in that certain Commitment letter from CNL Financial Services, Inc. to DenAm, Inc. for a loan in the amount of $17,100,000.00 dated April 14, 1999, as assigned to APF and amended by that certain amendment thereto dated as of June 30, 1999 and that certain Commitment letter from CNL Fund Advisors, Inc. to DenAmerica for a loan in the amount of $3,000,000.00 dated April 14, 1999, as assigned to APF and amended by that certain amendment thereto dated as of June 30, 1999.

                            W I T N E S S E T H

     WHEREAS, DenAmerica entered into financing arrangements under (i) that certain Amended and Restated Credit Agreement dated as of July 3, 1996 (the "BP Agreement") with certain "Banks" named therein, including Banque Paribas (now known as Paribas, ("Paribas")), also as "Agent" under such BP Agreement (as amended, restated, supplemented or otherwise modified to the date hereof), and (ii) all the related Loan Documents (as such term is defined in the BP Agreement) (the BP Agreement and the Loan Documents herein collectively, the "Credit Agreement"); and

     WHEREAS, the parties to the Credit Agreement have concurrently herewith assigned the rights and obligations of the "Agent" and the "Banks" under the Credit Agreement to APF and APF has accepted such assignment, in accordance with the terms and conditions of that certain Omnibus Agreement dated as of the date hereof by and among such parties and APF (the "Omnibus Agreement"), which assignment of the Credit Agreement after giving effect thereto is herein, sometimes referred to herein as the "Credit Assignment"; and

     WHEREAS, each of the parties hereto desire to enter into certain further transactions following the Credit Assignment on or before August 31, 1999 in order to amend and restate the financing of DenAmerica's (and certain of its affiliates) currently existing obligations under the Credit Agreement and other financing arrangements by DenAmerica (and/or certain of its affiliates) and the other parties hereto, all in accordance with the terms and provisions of that certain commitment letter by CNL Fund Advisors, Inc. to DenAmerica dated April 14, 1999, as assigned to APF and as amended by that certain amendment thereto dated as of June 30, 1999 (the "Equipment Commitment") and that certain commitment letter by CNL Financial Services, Inc. to DenAmerica dated April 14, 1999, as assigned to APF and amended by that certain amendment thereto dated as of June 30, 1999 ("Debt Commitment" and, together with the Equipment




Commitment, herein, collectively, the "Commitments") (the Debt Commitment is attached hereto as Exhibit A-1 and the Equipment Commitment is attached hereto as A-2); and

     NOW THEREFORE, in consideration of the foregoing and the mutual benefits accruing to the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

     1. CREDIT ASSIGNMENT, INTERIM NOTE AND CONSOLIDATION NOTE.

     1.1 In connection with the Credit Assignment, APF will fund the "Purchase Price" (as such term is defined in the Omnibus Agreement) and provide certain other funds to, or on behalf of, DenAmerica, as set forth on
Schedule I attached hereto and incorporated by this reference. To evidence the indebtedness, DenAmerica shall execute the Interim Balloon Promissory
Note in the form attached hereto as Exhibit "B-1" (the "Interim Note") and the Consolidated Interim Balloon Promissory Note in the form attached hereto as Exhibit "B-2" (the "Consolidated Interim Note") which will consolidate the Interim Note; the notes outstanding under the Credit Agreement upon the assignment to APF; and that certain $2,200,000.00 Note dated effective as of June 30, 1998 executed by DenAmerica in favor of APF. The Consolidated Interim Note shall be secured by the collateral described in the Credit Agreement and by the Loan Documents.

     2. ESCROW. Simultaneously with its execution of this Agreement and consummation of the Credit Assignment, certain proceeds as set forth on the attached Schedule I, shall be held by Lawyers Title Insurance Corporation or one of its affiliates ("Escrow Agent") for the benefit of APF. Escrow Agent shall hold such funds in escrow and shall not release or disburse the same except in accordance with the terms and conditions of that certain Escrow Agreement dated as of the date hereof between Escrow Agent, APF and DenAmerica.

     3. FORM DOCUMENTS.

     3.1. Commitments and Form Documents. The parties hereto each acknowledge and agree that the form documents attached hereto as Exhibits B-1 through G-3 (form of APF BEV Note; form of APF Equipment Note; Form of APF Mortgage; Consolidated, Amended and Restated Security Agreement; Stock Pledge Agreement, DenAmerica Corp. Guaranty of APF BEV Note; BEP Guaranty of the APF BEV Note; and BEP Guaranty of the $4,400,000.00 5-Year 5% Convertible Redeemable Debenture in favor of CNL Growth Corp. and $7,700,000.00 Promissory Note (Subordinated) in favor of CNL Growth Corp. respectively) (together the "Form Documents") shall be the form of documentation (together with APF's standard related ancillary documentation which is executed in connection with similar loans, including, UCC financing statements, assignments of warranties and similar ancillary loan documents)to be executed to consummate the transactions contemplated by the Commitments and, in connection therewith, the amendment and restatement of the existing Credit Agreement and related Loan Documents. Promptly after the date hereof and, in any event, on or before August 31, 1999 (unless extended in writing by the APF for such period as it deems reasonable), DenAmerica, BEP, and DenAm, APF and the other parties hereto shall execute the documentation referenced above necessary to restructure the debt of DenAmerica under the Credit Agreement and certain the existing obligations to effect the transactions contemplated by the


                                    2

Commitments (the "Restatement"). The parties hereto each further acknowledge and agree that such Form Documents shall be subject only to modifications which DenAmerica's local counsel have indicated are reasonably necessary or advisable to comport with local law requirements to ensure or enhance APF's security interest with respect to the collateral or to otherwise conform the Documents to the amendments to the Commitments.

     3.2 Obligations under Form Documents and Rights under Credit Agreement. The parties hereto further acknowledge and agree that from the date of this Agreement, APF and DenAmerica intend to be bound by the terms and provisions of the Commitments, Consolidated Interim Note, and Form Documents (but only to the extent that the provisions of the Form Documents are to be binding upon DenAmerica, BEP, or DenAm, as applicable). Notwithstanding the foregoing sentence, until the consummation of the Restatement, APF shall have the exclusive right to enforce the terms of the Credit Agreement with respect to the property and interests in property, real or personal, tangible or intangible, now owned or hereafter acquired by DenAmerica which are subject to a lien under the Credit Agreement, and including, without limitation, all proceeds of such property and interests in such property. Further, after a payment default or other material default (not including any financial covenant default) APF may exercise and enforce all privileges and rights under the Credit Agreement, the Form Documents, Consolidated Interim Note or the Commitments, in its sole discretion and exercise of its business judgment, including the exclusive right to take or retake control of possession of the collateral and to hold, prepare for sale, process, sell, lease, dispose of, or liquidate or otherwise take action in accordance with the provisions of the Credit Agreement. Further, in the event of a conflict between the provisions of the Credit Agreement and the Form Documents, the parties hereto agree that the provisions of the Form Documents shall be controlling, except to the extent necessary in the event of a payment default or other material default (not including any financial covenant default) to exercise any available remedies or realize upon any collateral, in which event the terms of the Credit Agreement shall control.

     3.3. Execution of Form Documents. DenAmerica, BEP and DenAm agree that they shall execute all of the Form Documents in connection with the Restatement in the forms attached hereto (with the blanks filled in with the appropriate information) and with the addition of any local law requirements necessary to effectuate the intent of the documentation and to afford APF the protections contemplated by such documentation or to otherwise conform the Form Documents to the amendments to the Commitments.

     4. REPRESENTATIONS, WARRANTIES, COVENANTS AND WAIVERS.

     4.1 Representations and Warranties. DenAmerica represents and warrants to APF that:

    (a) this Agreement constitutes the legal, valid and binding obligations of DenAmerica, enforceable in accordance with its terms;

    (b) it has no knowledge of any claim, set-off right or defense available to it in respect of the Credit Agreement, the related notes or any other Loan Document, or in respect of the performance of any of its rights and obligations in connection with, or contemplated by, the Credit Agreement, the related notes or any other Loan Document;


                                    3

    (c) neither it nor any of its affiliates will directly or indirectly assert any claim, set-off right or defense which might at any time be available to it or any of its affiliates in respect of the Credit Agreement, the related notes, or any other Loan Documents based on any fact, circumstance or condition on or prior to the date hereof, or based upon the conduct of any person (including, without limitation, conduct related to the diligent enforcement of any rights or remedies under or in connection with the Credit Agreement and any other Loan Documents) on or prior to the date hereof;

    (d) the aggregate outstanding due and owing by DenAmerica; on the Effective Date is $14,660,844.03, which includes principal, accrued interest and attorney's fees;

     4.2 Covenants and Waivers. As an inducement to DenAmerica's and BEP's execution hereof, APF hereby waives any and all defaults of DenAmerica or BEP or any of their respective affiliates under the terms and provisions of the Credit Agreement or the Loan Documents as of the date hereof, and further waives any financial covenant defaults or non-material defaults (not including payment defaults) of DenAmerica or BEP or any of their respective affiliates through August 31, 1999, which waiver shall in no way be considered a waiver of any default, other than financial covenant defaults or non-material defaults (not including payment defaults) by DenAmerica or BEP or any of their respective affiliates, after the date hereof under the Consolidated Interim Note, the Credit Agreement, or the Form Documents or a limitation on any of the rights and remedies available to APF under the Credit Agreement if a default occurs, other than a financial covenant or non-material default (not including payment defaults), after the date hereof under the Consolidated Interim Note, Credit Agreement or Form Documents.

     5.  MISCELLANEOUS.

     5.1. Amendments to this Agreement. Any waiver, permit, consent or approval by APF of or under any provision, condition or covenant to this Agreement must be in writing and shall be effective only to the extent it is set forth in writing and as to the specific facts or circumstances covered thereby. Any amendment of this Agreement must be in writing and signed by each of the parties to be bound thereby.

     5.2. Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns and shall inure to the benefit of each of the parties and their respective successors, participants and assigns.

     5.3. Notices. All notices, requests and demands to or upon the respective parties hereto shall be deemed duly given, made or received: if by hand, immediately upon sending; if by national receipted overnight delivery service, one (1) business day after dispatch; and if mailed by certified mail, return receipt requested, five (5) days after mailing to the parties at their addresses set forth below (or to such other addresses as the parties may designate in accordance with the provisions of this Section):

To APF:                                   CNL APF Partners, LP
                                          400 East South Street, Suite 500
                                          Orlando, FL 32801



                                    4

If to DenAmerica, BEP, or DenAm:          DenAmerica Corp.
                                          7373 North Scottsdale Road
                                          Suite D-120
                                          Scottsdale, AZ 85253

     Any party may change the address(es) to which all notices, requests and other communications are to be sent by giving written notice of such address change to the other parties in conformity with this Section 5.3, but such change shall not be effective until notice of such change has been received by the other parties.

     5.4. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original with the same force and effect as if the signatures thereto and hereto were upon the same instrument.

     5.5. Governing Law. This Agreement has been executed and delivered to APF by DenAmerica, BEP and DenAm in Arizona for execution by APF in Texas. The validity, construction and effect of this Agreement shall be governed by the laws of the State of Florida.

     5.6. Consent to Jurisdiction; Waiver of Jury Trial. Each of the parties hereby irrevocably consents to the non-exclusive jurisdiction of the courts of the State of Florida and the United States District Court for the Middle District of Florida and waives trial by jury in any action or proceeding with respect to this Agreement.

     5.7 No Third Parties Benefitted. Except as expressly provided herein, this Agreement is solely for the benefit of APF, DenAmerica and (to the extent contemplated by the Commitments) the other parties hereto and their respective heirs, personal representatives, successors, participants and assigns, and no other person shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement.

                   [PARAGRAPH 5.8 CONTINUED ON NEXT PAGE]


                                   5

     5.8. Term. This Agreement is a continuing agreement and shall remain in full force and effect until the indefeasible satisfaction in full of all obligations of DenAmerica to APF and the termination of the financing arrangements between such parties.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                               DENAMERICA CORP., a Georgia
                               corporation


                               By: /s/ Robert J. Gentz
                                  ------------------------------------
                                  Robert J. Gentz, Executive Vice-President

                               DENAM, INC., a Delaware corporation


                               By: /s/ Robert J. Gentz
                                  ------------------------------------
                                  Robert J. Gentz, Vice-President

                               BLACK-EYED PEA U.S.A., INC., a Texas
                               corporation


                               By: /s/ Robert J. Gentz
                                  ------------------------------------
                               Name: Robert J. Gentz
                               As Its: Authorized Agent

                               CNL APF PARTNERS, LP, a Delaware limited partnership

                               BY:CNL APF GP Corp., a Delaware
                                  corporation, as general partner


                                  By: /s/ John T. Walker
                                     ---------------------------------
                                  Name: John T. Walker
                                  Its: Executive Vice President



                                   6

STATE OF ARIZONA
COUNTY OF MARICOPA

     BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared ROBERT J. GENTZ as Executive Vice-President of DENAMERICA CORP., a Georgia corporation, the corporation that executed the foregoing instrument, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL this 30th day of June, 1999.

                                  /s/ Joy Capella
                                  --------------------------------------
(NOTARY SEAL)                     Notary Public, State of AZ
                                  Printed Name:
                                  Notary Commission No.
                                  My Commission Expires:

STATE OF ARIZONA
COUNTY OF MARICOPA

     BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared ROBERT J. GENTZ as Vice-President of DENAM, Inc., a Delaware corporation, the corporation that executed the foregoing instrument, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL this 30th day of June, 1999.

                                  /s/ Joy Capella
                                  -------------------------------------
(NOTARY SEAL)                     Notary Public, State of AZ
                                  Printed Name:
                                  Notary Commission No.
                                  My Commission Expires:



                                    7

STATE OF ARIZONA
COUNTY OF MARICOPA

     BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Robert J. Gentz as Authorized Agent of BLACK-EYED PEA U.S.A., INC., a Texas corporation, the corporation that executed the foregoing instrument, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL this 30th day of June, 1999.

                                  /s/ Joy Capella
                                  -------------------------------------
(NOTARY SEAL)                     Notary Public, State of AZ
                                  Printed Name:
                                  Notary Commission No.
                                  My Commission Expires:


STATE OF FLORIDA
COUNTY OF ORANGE

     The foregoing instrument was acknowledged before me this 30th day of June, 1999, by John T. Walker, as EVP of CNL APF GP CORP., a Delaware corporation, as General Partner of CNL APF PARTNERS, LP, a Delaware limited partnership, on behalf of the corporation and limited partnership. He is personally known to me and did not take an oath.

     GIVEN UNDER MY HAND AND SEAL this 30th day of June, 1999.

                                  /s/ Catherine Ann Driskel
                                  -------------------------------------
(NOTARY SEAL)                     Notary Public, State of FL
                                  Printed Name:
                                  Notary Commission No.
                                  My Commission Expires:




                                  8
                               SCHEDULE I

1.  Purchase Price payable to Banque Paribas             $14,660,844.03

2.  Additional Financing set forth on Closing Statement   $5,439,155.97

3.  Costs to be held by LandAmerica pursuant
    to Escrow Agreement                                     $345,800.00










                                     9


                             Exhibit "A-1"

                        Commitment Letter (BEV)


                             Exhibit "A-2"

                     Commitment Letter (Equipment)


                             Exhibit "B-1"

                             Interim Note


                             Exhibit "B-2"

                       Consolidated Interim Note


                             Exhibit "C-1"

                          Form APF BEV Note


                             Exhibit "C-2"

                        Form APF Equipment Note


                             Exhibit "D"

                        Form of APF Mortgage


                             Exhibit "E"

          Consolidated, Amended and Restated Security Agreement


                             Exhibit "F"

                       Stock Pledge Agreement


                             Exhibit "G-1"

                 DenAmerica Corp. Guaranty of APF BEV Note


                             Exhibit "G-2"

                     BEP Guaranty of APF BEV Note


                             Exhibit "G-3"

   BEP Guaranty of the $4,400,000.00 5-Year 5% Convertible Redeemable Debenture in favor of CNL Growth Corp. and $7,700,000.00 Promissory Note
              (Subordinated) in favor of CNL Growth Corp.




                                    10

Exhibits omitted due to immateriality